Teche Holding Company Earns $0.83 per share for Third Quarter
And $2.50 for Fiscal 2012 Year to Date

NEW IBERIA, LA – NYSE-AMEX:TSH - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Bank, today reported on earnings for the Company for the quarter ended June 30, 2012, the third quarter of fiscal year 2012.
Earnings for the quarter ended June 30, 2012 amounted to $1.7 million or $0.83 per diluted share, compared to $1.8 million or $0.85 per diluted share for the same quarter in fiscal 2011, a decrease of $0.02 per diluted share, or 2.4%.
“Earnings for the nine month period ended June 30, 2012 amounted to $5.2 million, or $2.50 per diluted share, compared to $5.1 million or $2.45 per diluted share, for the same period in fiscal 2011, an increase of $0.05 per diluted share, or 2.0%.  Loan growth in recent quarters has been strong,” said Little.  “SmartGrowth loans are up nearly 3% for the linked quarter and up 6% for the year.”
“Our focus on stockholder value is also bearing fruit. Over the past 12 months, we have increased tangible book value per share 6.6%, increased assets nearly 7.0%, paid dividends of nearly 4.0% and repurchased over 3.0% of our stock,” said Little.

The Company reported the following points of interest:
•	Tangible book value per share increased to a record $38.51.
•	Average earning assets increased 1.1% or $8.0 million to $762.0 million as compared to the linked quarter and 6.6% or $47.5 million as compared to the same quarter a year ago.
•	Total loans increased 3.0% or $19.1 million to $660.5 million at June 30, 2012 as compared to the linked quarter end while increasing $77.1 million or 13.2% compared to June 30, 2011.
•	Net charge offs for the quarter amounted to 0.08% of average loans and 0.30% of average loans for the past four quarters.
•	Checking Account Balances increased 4.6% compared to June 30, 2011.
•	SmartGrowth Deposits increased 2.9% compared to a year ago. SmartGrowth Deposits amounted to 76.2% of total deposits, compared to 75.0% at March 31, 2012 and 72.9% a year ago.

•	The average rate paid on all deposits was 0.64% for the quarter compared to 0.72% for the linked quarter and 0.82% for the same period a year ago.
•	Cost of interest bearing liabilities amounted to 1.23%, compared to 1.31% for the linked quarter and 1.43% a year ago.
•	Net interest margin for the quarter amounted to 4.06%, compared to 4.08% for the linked quarter and 4.24% a year ago.
•	Total Assets increased to $843.8 million, an increase of $14.1 million for the linked quarter, or 1.7% and $54.8 million, or 6.9% compared to a year ago.
•	The Company repurchased 2.5% of the common stock during the quarter.
•	The Company paid a quarterly dividend of $0.365 per share compared to $0.36 per share for the quarter ended June 30, 2011, an increase of 1.4%.
•	All capital measures continue to remain strong.
Capital
Over the past twelve months, stockholders’ equity increased 3.9% to $81.7 million while assets increased 6.9% to a record $843.8 million.   Stockholders equity decreased from $82.2 million at March 31, 2012 to $81.7 million at June 30, 2012 primarily due to a large stock repurchase offset somewhat by quarterly earnings. The tangible equity ratio at June 30, 2012 decreased to 9.29% compared to 9.54% a year ago and the equity to asset ratio decreased to 9.68% from 9.96% a year ago all primarily due to the increase in total assets of the Company and stock repurchases.  Tangible book value per common share has increased to a record $38.51, an increase of 6.6% compared to a year ago.  Risk based capital decreased to 13.79% compared to 14.26% a year ago.
Over the past twelve month period, total assets increased 6.9% or $54.8 million to $843.8 million.

QUARTERLY COMPARISON	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
Stockholders’ Equity (in millions)	$81.7	$82.2	$81.1	$80.0	$78.6
Ratio of Equity to Assets	9.68%	9.90%	9.97%	10.08%	9.8%
Tangible Equity Ratio	9.29%	9.50%	9.56%	9.67%	9.54%
Total Risk-Based Capital Ratio	13.79%	14.12%	14.09%	14.30%	14.26%
Book Value per Common Share	$40.32	$39.68	$39.24	$38.79	$37.87
Tangible Book Value Per Common Share	$38.51	$37.91	$37.47	$37.02	$36.11
Total Assets (in millions)	$843.8	$829.7	$813.5	$793.2	$789.0

Asset Quality

The following tables set forth asset quality ratios and allowance for loan loss activity for each of the past five quarters:

Net Charge offs, ALLL, NPAs QUARTERLY COMPARISON	Jun ‘12	Mar’ 12	Dec ‘11	Sep ‘11	Jun ‘11
Net Charge-offs/Average Loans	0.08%	0.08%	0.05%	0.09%	0.57%
ALLL/NPLs	79.63%	74.02%	71.25%	76.63%	69.94%
ALLL/NPAs	74.77%	71.40%	65.30%	67.67%	56.45%
ALLL/Loans	1.27%	1.32%	1.33%	1.37%	1.39%
NPAs/Assets	1.33%	1.43%	1.53%	1.55%	1.82%
ALLL figures include specific reserves

    The following table sets forth the allowance for loan loss activity for each of the past five quarters.

Allowance for Loan Loss Provision & Charge-offs QUARTERLY COMPARISON (in 000's)	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
Beginning ALLL	$8,450	$8,392	$8,331	$8,123	$10,452
Provision for Loan Losses	510	550	350	750	1,000
Net Charge-offs	549	492	289	542	3,329
Ending ALLL	$8,411	$8,450	$8,392	$8,331	$8,123
Ending ALLL (net of specific reserves)	$8,411	$8,246	$8,142	$7,783	$8,075

Net charge-offs for the quarter were $0.5 million, or 0.08% of average loans, compared to $3.3 million or 0.57% of average loans for the same period a year ago.  For the twelve months ended June 30, 2012, net charge offs were $1.9 million or 0.30% of average loans, compared to $4.8 million or 0.80% of loans for the twelve months ended June 30, 2011. The decrease in our net charge-offs for the twelve month period ended June 30, 2012 over the same period one year ago, was primarily due to the prior year charge off of specific reserves on impaired loans which we previously held in reserve as was accepted practice under our previous regulator.
Non-performing assets decreased to $11.3 million, or 1.34% of total assets at June 30, 2012, compared to $11.8 million, or 1.43% of total assets at March 31, 2012 and $14.4 million, or 1.83% of total assets a year ago, primarily due to decreases in loans that were delinquent over ninety days.
The allowance for loan losses was 1.27% of total loans, or $8.4 million, at June 30, 2012 compared to 1.32% of total loans, or $8.5 million at March 31, 2012 and 1.39% of total loans, or $8.1 million at June 30, 2011.
“Non-performing assets have been steadily decreasing for the past several quarters,” said Little.

Net Interest Income QUARTERLY COMPARISON (In 000’s)	Jun ‘12	Mar ‘12	Dec ‘11	Sep ‘11	Jun ‘11	FYTD 2012	FYTD 2011
Interest Income	$9,725	$9,807	$9,766	$9,861	$9,758	$29,298	$29,497
Interest Expense	1,993	2,111	2,080	2,078	2,185	6,185	7,090
Net Interest Income	$7,732	$7,696	$7,686	$7,783	$7,573	$23,113	$22,407
Provision for loan losses	510	550	350	750	1,000	1,410	3,150
After Provision for loan losses	$7,222	$7,146	$7,336	$7,033	$6,573	$21,703	$19,257

Net interest income after provisions for loan loss amounted to $21.7 million for the nine months ending June 30, 2012, compared to $19.3 million for the same period in fiscal 2011, an increase of $2.4 million or 12.70%, primarily due to a decrease in the provision for loan losses.

Net Interest Margin and Spread QUARTERLY COMPARISON	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
Yield on Earning Assets	5.10%	5.20%	5.30%	5.48%	5.46%
Cost of Interest Bearing Liabilities	1.23%	1.31%	1.31%	1.36%	1.43%
Spread	3.87%	3.90%	3.99%	4.13%	4.03%
Net Interest Margin	4.06%	4.08%	4.17%	4.33%	4.24%

Net interest margin amounted to 4.06% for the three month period ended June 30, 2012 compared to 4.24% for the three months ended June 30, 2011.  The decrease was primarily due to lower interest rates on interest earning assets offset somewhat by lower interest rates on interest bearing liabilities.
Spread amounted to 3.87% for the three month period ended June 30, 2012, compared to 4.03% for the same period in the previous year and 3.90% for the linked quarter.  Compared to the same quarter last year, the average yield on earnings assets decreased 36 basis points from 5.46% to 5.10%, while the average cost of funds decreased 20 basis points from 1.43% to 1.23%.

Operating Revenue
    Operating revenue for the quarter, consisting of net interest income (before provisions for loan losses) plus non-interest income, amounted to $11.4 million, which was $0.1 million lower than the same quarter in 2011.
    The table below reflects the Company’s operating revenues in millions over the past five quarters:

Operating Revenue QUARTERLY COMPARISON (in millions)	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
Net Interest Income	$7.7	$7.7	$7.7	$7.8	$7.6
Non Interest Income	3.7	3.9	3.8	3.8	3.9
Operating Revenue	$11.4	$11.6	$11.5	$11.6	$11.5

Non-Interest Income

           Non-interest income decreased slightly to $3.7 million compared to $3.9 million in the linked quarter and $3.9 million for the same quarter in 2011.  Non-interest income amounted to 1.76% of average assets for the quarter, compared to 1.89% for the linked quarter and 1.99% a year ago.

Non-Interest Income & Expense QUARTERLY COMPARISON (in thousands)	Jun ‘12	Mar ‘12	Dec ‘11	Sep ‘11	Jun ‘11
Interchange fee Income	$917	$843	$778	$830	$881
Other Non-Interest Income	$2,734	$3,038	$2,990	$2,994	$3,009
Total Non-Interest Income	$3,651	$3,881	$3,768	$3,824	$3,890
Total Non-Interest Income/Avg. Assets	1.76%	1.89%	1.88%	1.94%	1.99%
Non-Interest Expense	$8,287	$8,445	$8,447	$7,855	$7,777
Non-Interest Expense/Avg. Assets	3.99%	4.11%	4.21%	3.99%	3.99%

Non-Interest Expense
For the quarter, non-interest expense was $8.3 million or 3.99% of average assets, compared to the linked quarter of $8.4 million or 4.11% of average assets with the decrease primarily due to decreases in some expense accounts along with a higher average asset balance for the quarter. Compared to the same quarter in fiscal 2011, non-interest expense increased by $0.5 million from $7.8 million to $8.3 million, an increase of 6.5% primarily due to increases in compensation, marketing, data processing and expenses related to adjustments in values of foreclosed assets.
Net Income and Dividends
On May 24, 2012, the board of directors declared a $0.365 per share quarterly dividend, its sixty-eighth consecutive.  Based on the closing price of the Company’s common stock of $37.05 that date, the annualized dividend yield was 3.9%.  Since 2003, the Company has increased dividends for nine consecutive years.

QUARTERLY COMPARISON	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
Dividends Declared Per Share	$0.365	$0.365	$0.36	$0.36	$0.36
Basic Earnings Per Common Share	$0.84	$0.83	$0.86	$1.02	$0.86
Diluted Earnings Per Common Share	$0.83	$0.82	$0.85	$1.01	$0.85

Loans

QUARTERLY COMPARISON (In 000,000’s)	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
SmartGrowth Loans
Consumer	$109.3	$106.6	$107.4	$108.8	$109.5
Commercial	216.9	208.6	213.6	209.5	201.3
Home Equity	44.5	46.5	47.3	48.8	51.3
SmartMortgages	106.5	102.2	98.2	92.9	88.0
Total SmartGrowth Loans	$477.2	$463.9	$466.5	$460.0	$450.1
Mortgage Loans (owner occupied conforming)	183.3	177.6	166.1	148.6	133.3
Total Loans	$660.5	$641.5	$632.6	$608.6	$583.4

Linked Quarter Comparison.  Gross loans receivable increased to $660.5 million at June 30, 2012, from $641.5 million at March 31, 2012, an increase of $19.0 million, or 3.0% due primarily to increases in SmartGrowth loans, along with increases in 15 year 1-4 family mortgage loans.  SmartGrowth Loans, consisting of commercial loans, home equity loans, SmartMortgage loans and consumer loans, were $477.2 million, or 72.2% of total loans at June 30, 2012, compared to $463.9 million, or 72.3% at March 31, 2012, a three month increase of $13.3 million, or 2.9%.
Commercial loan balances at June 30, 2012 amounted to $216.9 million, compared to $208.6 million at March 31, 2012, a three month increase of $8.3 million or 4.0%.  Consumer loan balances at June 30, 2012 amounted to $109.3 million, compared to $106.6 million at March 31, 2012, a linked quarter increase of $2.7 million, or 2.5%.
One Year Comparison.  Gross loans receivable increased to $660.5 million at June 30, 2012 from $583.4 million at June 30, 2011 a twelve month increase of $77.1 million, or 13.2%.  SmartGrowth Loans increased to $477.2 million at June 30, 2012, from $450.1 million at June 30, 2011, a twelve month increase of $27.1 million, or 6.0%.
Commercial loan balances at June 30, 2012 amounted to $216.9 million, compared to $201.3 million at June 30, 2011 a twelve month increase of $15.6 million, or 7.7%.  Consumer loan balances at June 30, 2012 amounted to $109.3 million, compared to $109.5 million at June 30, 2011 a twelve month decrease of $0.2 million, or 0.2%.

Deposits

QUARTERLY COMPARISON (In 000,000’s)	Jun ‘12	Mar ‘12	Dec ‘11	Sep '11	Jun '11
SmartGrowth Deposits
Checking	$218.7	$223.3	$199.0	$190.8	$209.1
Money Market	52.5	54.8	52.0	55.0	55.3
Savings	198.1	194.9	188.3	190.7	191.6
Total SmartGrowth Deposits	$469.3	$473.0	$439.3	$436.5	$456.0
Time Deposits	146.2	157.5	160.0	162.1	169.4
Total Deposits	$615.5	$630.5	$599.3	$598.6	$625.3

Linked Quarter Comparison.  Total deposits decreased to $615.5 million at June 30, 2012, from $630.5 million at March 31, 2011, a linked quarter decrease of $15.0 million or 2.4%. The Company’s SmartGrowth Deposit Accounts, consisting of checking accounts, money market accounts, and savings accounts decreased $3.7 million to $469.3 million or 0.8% at June 30, 2012, from $473.0 million at March 31, 2012.
Checking account balances at June 30, 2012 decreased $4.6 million, or 2.1%, to $218.7 million from $223.3 million at March 31, 2012.
One Year Comparison. Total deposits decreased to $615.5 million at June 30, 2012, from $625.3 million at June 30, 2011, a twelve month decrease of $9.8 million, or 1.6%.  Total SmartGrowth Deposits increased $13.3 million, or 2.9% from $456.0 million at June 30, 2011 to $469.3 million at June 30, 2012.
SmartGrowth Deposits amounted to 76.2% of total deposits as of June 30, 2012 compared to 72.9% at June 30, 2011.
Checking account balances have increased 4.6%, or $9.6 million, in the past twelve months from $209.1 million at June 30, 2011 to $218.7 million at June 30, 2012. Checking account balances at June 30, 2012 accounted for 35.5% of total deposits compared to 33.4% of total deposits at June 30, 2011.

Teche Holding Company is the parent company of Teche Federal Bank, which operates nineteen offices in South Louisiana and serves over 60,000 customers.  Teche Federal Bank is the fourth largest publicly owned bank based in Louisiana with over $843 million in assets. Deposits at Teche Federal Bank are insured up to the legal maximum amount by the Federal Deposit Insurance Corporation (FDIC).  Teche Holding Company’s common stock is traded under the symbol “TSH” on the NYSE AMEX.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Teche Holding Company with the Securities and Exchange Commission from time to time.   The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Statements of Income
(UNAUDITED)
(Dollars in Thousands Except Share Data)
	THREE MONTHS ENDED
	Jun.	Mar.	Dec.	Sep.	Jun.
Condensed Statements of Income	2012	2012	2011	2011	2011
Interest Income	$9,725	$9,807	$9,766	$9,861	$9,758
Interest Expense	1,993	2,111	2,080	2,078	2,185
Net Interest Income	7,732	7,696	7,686	7,783	7,573
Provision for Loan Losses	510	550	350	750	1,000
Net Interest Income after
Provision for Loan Losses	7,222	7,146	7,336	7,033	6,573
Non Interest Income	3,651	3,881	3,768	3,824	3,890
Non Interest Expense	8,287	8,445	8,447	7,855	7,777
Income Before Income Taxes	2,586	2,582	2,657	3,002	2,686
Income Taxes	854	874	885	900	896
Net Income	$1,732	$1,708	$1,772	$2,102	$1,790
Selected Financial Data
Dividends Declared Per Share	$0.365	$0.365	$0.36	$0.36	$0.36
Basic Earnings Per Common Share	$0.84	$0.83	$0.86	$1.02	$0.86
Diluted Earnings Per Common Share	$0.83	$0.82	$0.85	$1.01	$0.85
Annualized Return on Avg. Assets	0.83%	0.83%	0.88%	1.07%	0.92%
Annualized Return on Avg. Equity	8.28%	8.22%	8.86%	10.40%	8.96%
Annualized Return on Avg.
Tangible Equity (1)	8.67%	8.61%	9.30%	10.90%	9.40%
Yield on Interest Earning Assets	5.10%	5.20%	5.30%	5.48%	5.46%
Cost of Interest Bearing Liabilities	1.23%	1.31%	1.31%	1.36%	1.43%
Spread	3.87%	3.90%	3.99%	4.13%	4.03%
Net Interest Margin	4.06%	4.08%	4.17%	4.33%	4.24%
Non-Interest Income/Avg. Assets	1.76%	1.89%	1.88%	1.94%	1.99%
Non-Interest Expense/Avg. Assets	3.99%	4.11%	4.21%	3.99%	3.99%
Quarterly Net Charge-offs/Avg. Loans	0.08%	0.08%	0.05%	0.09%	0.57%
Weighted avg. shares Outstanding
Basic	2,055	2,067	2,059	2,064	2,073
Diluted	2,078	2,088	2,078	2,085	2,097
AVERAGE BALANCE SHEET DATA
Total Assets	$830,958	$821,582	$803,024	$787,782	$780,213
Earning assets	$762,007	$753,980	$738,111	$719,384	$714,528
Loans	$648,640	$636,356	$621,073	$591,736	$586,420
Interest-bearing deposits	$523,488	$522,420	$513,104	$520,489	$529,664
Total deposits	$617,209	$608,777	$594,376	$607,949	$613,778
Total stockholders’ equity	$83,643	$83,095	$79,993	$80,857	$79,942

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax effected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$83,643	$83,095	$79,993	$80,857	$79,942
Less average goodwill and other intangible assets,
net of related income taxes	3,664	3,665	3,667	3,671	3,671
Average Tangible Equity	$79,979	$79,430	$76,326	$77,186	$76,271

Net Income	1,732	1,708	1,772	2,102	1,790
Plus Amortization of core deposit
intangibles, net of related income taxes	2	2	2	2	3
Net Income, as adjusted	$1,734	$1,710	$1,774	$2,104	$1,793

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Statements of Income
(UNAUDITED)
(Dollars in Thousands Except Share Data)
	FISCAL YEAR TO DATE (NINE MONTHS) ENDED
	Jun.	Jun.
	2012	2011	$Change	%Change
Interest Income	$29,298	$29,497	$(199)	(0.7%)
Interest Expense	6,185	7,090	(905)	(12.8%)
Net Interest Income	23,113	22,407	706	3.2%
Provision for Loan Losses	1,410	3,150	(1,740)	(55.2%)
Net Interest Income after
Provision for Loan Losses	21,703	19,257	2,446	12.7%
Non Interest Income	11,301	11,721	(420)	(3.6%)
Non Interest Expense	25,179	23,277	1,902	8.2%
Income Before Income Taxes	7,825	7,701	124	1.6%
Income Taxes	2,613	2,574	39	1.5%
Net Income	$5,212	$5,127	$85	1.7%
Selected Financial Data
Dividends Declared Per Share	$1.09	$1.075	$0.015	1.4%
Basic Earnings Per Common Share	$2.53	2.48	$0.05	2.0%
Diluted Earnings Per Common Share	$2.50	2.45	$0.05	2.0%
Annualized Return on Avg. Assets	0.85%	0.89%	(0.04%)	(4.5%)
Annualized Return on Avg. Equity	8.45%	8.69%	(0.24%)	(2.8%)
Annualized Return on Avg.
Tangible Equity (1)	8.84%	9.13%	(0.29%)	(3.2%)
Yield on Interest Earning Assets	5.20%	5.61%	(0.41%)	(7.3%)
Cost of Interest Bearing Liabilities	1.28%	1.57%	(0.29%)	(18.5%)
Spread	3.92%	4.04%	(0.12%)	(3.0%)
Net Interest Margin	4.10%	4.26%	(0.16%)	(3.8%)
Non-Interest Income/Avg. Assets	1.84%	2.03%	(0.18%)	(8.9%)
Non-Interest Expense/Avg. Assets	4.10%	4.05%	0.05%	1.2%
Net Charge-offs/Avg. Loans	0.21%	0.73%	(0.52%)	(71.2%)
Weighted avg. shares Outstanding
Basic	2,061	2,071	(10)	-0.5%
Diluted	2,081	2,094	(11)	-0.5%
AVERAGE BALANCE SHEET DATA
Total Assets	$817,959	$766,684	$51,275	6.7%
Earning assets	$751,186	$701,527	$49,659	7.1%
Loans	$635,304	$590,637	$44,667	7.6%
Interest-bearing deposits	$519,643	$517,079	$2,564	0.5%
Total deposits	$606,739	$594,256	$12,483	2.1%
Total stockholders’ equity	$82,235	$78,683	$3,552	4.5%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax effected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$82,235	$78,683	$3,552	4.5%
Less average goodwill and other intangible assets,
net of related income taxes	3,666	3,667	(1)	(0.0%)
Average Tangible Equity	78,569	75,016	3,553	4.7%

Net Income	5,212	5,127	85	1.7%
Plus Amortization of core deposit
intangibles, net of related income taxes	6	9	(3)	(33.3%)
Net Income, as adjusted	$5,218	$5,136	$82	1.6%

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
(UNAUDITED)
(Dollars in Thousands Except Share Data)
	Jun. 2012	Mar. 2012	Dec. 2011	Sep. 2011	Jun. 2011
SmartGrowth Loans
Consumer	$109,287	$106,596	$107,399	$108,849	$109,476
Commercial	216,929	208,579	213,659	209,460	201,324
Home Equity	44,513	46,486	47,261	48,799	51,293
SmartMortgage Loans	106,532	102,228	98,221	92,910	88,019
Total SmartGrowth Loans	477,261	463,889	466,540	460,018	450,112
Mortgage Loans (owner occupied conforming)	183,274	177,566	166,088	148,584	133,264
	660,535	641,455	632,628	608,602	583,376
Allowance for Loan Losses	(8,411)	(8,450)	(8,392)	(8,331)	(8,123)
Loans Receivable, Net	652,124	633,005	624,236	600,271	575,253

Cash and Securities	129,750	136,841	130,126	134,902	154,061
Goodwill and Other Intangibles	3,661	3,664	3,667	3,670	3,673
Foreclosed Real Estate	625	397	1,012	1,405	2,694
Other	57,608	55,799	54,504	52,955	53,323
TOTAL ASSETS	$843,768	$829,706	$813,545	$793,203	$789,004

SmartGrowth Deposits
Checking	$218,717	$223,228	$199,021	$190,822	$209,080
Money Market	52,478	54,817	52,019	54,970	55,280
Savings	198,042	194,919	188,303	190,727	191,586
Total Smart Growth Deposits	469,237	472,964	439,343	436,519	455,946
Time Deposits	146,227	157,547	159,968	162,063	169,377
Total Deposits	615,464	630,511	599,311	598,582	625,323

FHLB Advances	139,955	110,344	127,621	108,184	79,533
Other Liabilities	6,669	6,682	5,501	6,450	5,567
Stockholders’ Equity	81,680	82,169	81,112	79,987	78,581
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$843,768	$829,706	$813,545	$793,203	$789,004

Ratio of Equity to Assets	9.68%	9.90%	9.97%	10.08%	9.96%
Tangible Equity Ratio	9.29%	9.50%	9.56%	9.67%	9.54%
Total Risk-Based Capital Ratio	13.79%	14.12%	14.09%	14.30%	14.26%
Book Value per Common Share	$40.32	$39.68	$39.24	$38.79	$37.87
Tangible Book Value Per Common Share (1)	$38.51	$37.91	$37.47	$37.02	$36.11
Shares Outstanding (in thousands)	2,026	2,071	2,067	2,062	2,075
Non-performing Assets/Total Assets	1.34%	1.43%	1.53%	1.55%	1.82%
ALLL/Loans	1.27%	1.32%	1.33%	1.37%	1.39%
ALLL/NPLs	79.63%	74.02%	73.72%	76.63%	69.94%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$81,680	$82,169	$81,112	$79,987	$78,581
Less goodwill and other Intangible
assets, net of related income taxes	(3,658)	(3,654)	(3,657)	(3,659)	(3,661)
Tangible Stockholders’ Equity	$78,022	$78,515	$77,455	$76,328	$74,920

Total Assets	$843,768	$829,706	$813,545	$793,203	$789,004
Less goodwill and other Intangible
assets, net of related income taxes	(3,658)	(3,654)	(3,657)	(3,659)	(3,661)
Total Tangible Assets	$840,110	$826,052	$809,888	$789,544	$785,343

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
June 30, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
(Dollars in Thousands)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,020	$--	0.00%	656	3.3%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,207	--	0.00%	28	0.1%
All Other
Secured by First Liens	368,625	188	0.05%	4,574	1.2%
Secured by Junior Liens	7,702	--	0.00%	28	0.4%
Multifamily (5+ Dwelling Units)	20,968	(3)	(0.14%)	--	0.0%
Nonresidential Property (Except Land)	100,021	100	0.10%	559	0.6%
Land	32,904	8	0.02%	4,048	12.3%
Consumer	19,530	8	0.04%	114	0.6%
Commercial	13,374	--	0.00%	3,934	29.4%
Subtotal – Real Estate Loans	$570,447	$293	0.05%	$9,893	1.7%

Non-Real Estate Loans:
Commercial Loans	$31,564	$165	0.52%	--	0.0%
Consumer Loans:
Loans on Deposits	3,684	--	0.00%	138	3.7%
Auto Loans	1,972	6	0.30%	9	0.5%
Mobile Home Loans	36,910	58	0.16%	438	1.2%
Other	15,958	27	0.17%	84	0.5%
Subtotal – Non Real Estate Loans	$90,088	$256	0.28%	$669	0.7%

Gross Loans	$660,535	$549	0.08%	$10,562	1.6%

Non-accruals	$10,263
90 + Days Past Due	299
OREO & Foreclosed	722
Nonperforming Assets (Net)	$11,284
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
March 31, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
(Dollars in Thousands)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$15,986	$--	0.00%	$656	4.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,748	--	0.00%	96	0.5%
All Other
Secured by First Liens	360,057	81	0.02%	4,105	1.1%
Secured by Junior Liens	8,147	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	21,767	99	0.45%	733	3.4%
Nonresidential Property (Except Land)	97,679	--	0.00%	730	0.7%
Land	33,138	250	0.75%	4,409	13.3%
Consumer	18,760	--	0.00%	147	0.8%
Commercial	14,378	250	1.74%	4,262	29.6%
Subtotal – Real Estate Loans	$557,522	$430	0.08%	$10,729	1.9%

Non-Real Estate Loans:
Commercial Loans	$26,773	$--	0.00%	$165	0.6%
Consumer Loans:
Loans on Deposits	3,575	--	0.00%	104	2.9%
Auto Loans	1,786	--	0.00%	34	1.9%
Mobile Home Loans	36,864	50	0.14%	289	0.8%
Other	14,935	12	0.08%	95	0.6%
Subtotal – Non Real Estate Loans	$83,933	$62	0.07%	$687	0.8%

Gross Loans	$641,455	$492	0.08%	$11,416	1.8%

Non-accruals	$11,199
90 + Days Past Due	217
OREO & Foreclosed	419
Nonperforming Assets (Net)	$11,835
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
December 31, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
(Dollars in Thousands)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$18,657	$--	0.00%	$763	4.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,309	20	0.10%	75	0.4%
All Other
Secured by First Liens	347,058	167	0.05%	3,505	1.0%
Secured by Junior Liens	8,492	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	23,460	45	0.19%	843	3.6%
Nonresidential Property (Except Land)	95,233	--	0.00%	337	0.4%
Land	34,641	--	0.00%	4,759	13.7%
Consumer	19,478	--	0.00%	130	0.7%
Commercial	15,163	--	0.00%	4,629	30.5%
Subtotal – Real Estate Loans	$547,850	$232	0.04%	$10,282	1.9%

Non-Real Estate Loans:
Commercial Loans	$27,217	$--	0.00%	$--	0.0%
Consumer Loans:
Loans on Deposits	3,667	--	0.00%	39	1.1%
Auto Loans	1,898	--	0.00%	22	1.2%
Mobile Home Loans	37,494	55	0.15%	534	1.4%
Other	14,502	2	0.01%	113	0.8%
Subtotal – Non Real Estate Loans	$84,778	$57	0.07%	$708	0.8%

Gross Loans	$632,628	$289	0.05%	$10,990	1.7%

Non-accruals	$10,835
90 + Days Past Due	549
OREO & Foreclosed	1,073
Nonperforming Assets (Net)	$12,457
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
(Dollars in Thousands)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,046	$--	0.00%	$1,021	5.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,287	--	0.00%	104	0.51%
All Other
Secured by First Liens	326,027	25	0.01%	2,931	0.90%
Secured by Junior Liens	9,032	60	0.66%	5	0.05%
Multifamily (5+ Dwelling Units)	23,747	--	0.00%	863	3.63%
Nonresidential Property (Except Land)	87,797	105	0.12%	412	0.47%
Land	35,774	306	0.86%	4,963	13.87%
Consumer	20,023	7	0.03%	130	0.65%
Commercial	15,751	299	1.90%	4.833	30.7%
Subtotal – Real Estate Loans	$522,710	$496	0.09%	$10,299	1.97%

Non-Real Estate Loans:
Commercial Loans	$27,403	(1)	0.00%	$--	0.00%
Consumer Loans:
Loans on Deposits	3,737	7	0.19%	69	1.85%
Auto Loans	2,105	--	0.00%	23	1.07%
Mobile Home Loans	38,285	31	0.08%	379	0.99%
Other	14,362	9	0.06%	101	0.70%
Subtotal – Non Real Estate Loans	$85,892	$46	0.05%	$572	0.67%

Gross Loans	$608,602	$542	0.09%	$10,871	1.79%

Non-accruals	$10,079
90 + Days Past Due	793
OREO & Foreclosed	1,438
Nonperforming Assets (Net)	$12,310
Performing TDRs	$1,075

Loans: Linked Quarter Comparison
Average Loan	06/30/2012	06/30/2012	03/31/2012	03/31/2012	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
(Dollars in Thousands)
Real Estate Loans
1-4 Family	$407,115	5.03%	$396,005	5.19%	$11,110	-0.16%
Commercial	136,402	5.57%	137,203	5.54%	(801)	0.03%
	543,517	5.18%	533,208	5.28%	10,309	-0.10%

Non-Real Estate Loans
Commercial	$28,206	5.46%	$26,721	5.77%	$1,485	-0.31%
Consumer	76,917	9.10%	76,427	9.16%	490	-0.06%
	105,123	8.13%	103,148	8.28%	1,975	-0.15%

Total All Loans	$648,640	5.63%	$636,356	5.76%	$12,284	-0.13%

Prior Year Comparison	06/30/2012	06/30/2012	06/30/2011	06/30/2011	Change	Change
Average Loan Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$407,115	5.03%	$352,181	5.70%	$54,934	-0.67%
Commercial	136,402	5.57%	130,800	5.58%	5,602	-0.01%
	543,517	5.18%	482,981	5.67%	60,536	-0.49%

Non-Real Estate Loans
Commercial	$28,206	5.46%	$24,813	5.97%	$3,393	-0.51%
Consumer	76,917	9.10%	78,626	9.51%	(1,709)	-0.41%
	105,123	8.13%	103,439	8.66%	1,684	-0.53%

Total All Loans	$648,640	5.63%	$586,420	6.20%	$62,220	-0.57%

Loans: Linked Quarter Comparison
Average Loan	03/31/2012	03/31/2012	12/31/2011	12/31/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
(Dollars in Thousands)
Real Estate Loans
1-4 Family	$396,005	5.19%	$384,094	5.21%	$11,911	-0.02%
Commercial	137,203	5.54%	132,074	5.64%	5,129	-0.10%
	533,208	5.28%	516,168	5.32%	17,040	-0.04%

Non-Real Estate Loans
Commercial	$26,721	5.77%	$27,258	6.06%	$(537)	-0.29%
Consumer	76,427	9.16%	77,647	9.33%	(1,220)	-0.17%
	103,148	8.28%	104,905	8.48%	(1,757)	-0.20%

Total All Loans	$636,356	5.76%	$621,073	5.85%	$15,283	-0.09%

Prior Year Comparison	03/31/2012	03/31/2012	03/31/2011	03/31/2011	Change	Change
Average Loan Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$396,005	5.19%	$352,801	5.78%	$43,204	-0.59%
Commercial	137,203	5.54%	133,005	5.48%	4,198	0.06%
	533,208	5.28%	485,806	5.70%	47,402	-0.42%

Non-Real Estate Loans
Commercial	$26,721	5.77%	$24,876	5.78%	$1,845	-0.01%
Consumer	76,427	9.16%	79,197	9.23%	(2,770)	-0.07%
	103,148	8.28%	104,073	8.40%	(925)	-0.12%

Total All Loans	$636,356	5.76%	$589,879	6.17%	$46,477	-0.41%

Loans: Linked Quarter Comparison
Average Loan	12/31/2011	12/31/2011	09/30/2011	09/30/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
(Dollars in Thousands)
Real Estate Loans
1-4 Family	$384,094	5.21%	$360,569	5.59%	$23,525	-0.38%
Commercial	132,074	5.64%	126,299	5.69%	5,775	-0.05%
	516,168	5.32%	486,868	5.62%	29,300	-0.30%

Non-Real Estate Loans
Commercial	$27,258	6.06%	$26,223	5.99%	$1,035	0.07%
Consumer	77,647	9.33%	78,645	9.67%	(998)	-0.34%
	104,905	8.48%	104,868	8.75%	37	-0.27%

Total All Loans	$621,073	5.85%	$591,736	6.17%	$29,337	-0.32%

Prior Year Comparison	12/31/2011	12/31/2011	12/31/2010	12/31/2010	Change	Change
Average Loan Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$384,094	5.21%	$351,121	5.81%	$32,973	-0.60%
Commercial	132,074	5.64%	134,698	5.76%	(2,624)	-0.12%
	516,168	5.32%	485,819	5.80%	30,349	-0.48%

Non-Real Estate Loans
Commercial	$27,258	6.06%	$28,889	6.21%	(1,631)	-0.15%
Consumer	77,647	9.33%	80,839	9.29%	(3,192)	0.04%
	104,905	8.48%	109,728	8.48%	(4,823)	0.00%

Total All Loans	$621,073	5.85%	$595,547	6.29%	$25,526	-0.44%

Loans: Linked Quarter Comparison
Average Loan	09/30/2011	09/30/2011	06/30/2011	06/30/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
(Dollars in Thousands)
Real Estate Loans
1-4 Family	$360,569	5.59%	$352,181	5.70%	$8,388	-0.11%
Commercial	126,299	5.69%	130,800	5.58%	(4,501)	0.11%
Total Real Estate Loans	$486,868	5.62%	$482,981	5.67%	3,887	-0.05%

Non-Real Estate Loans
Commercial	$26,223	5.99%	$24,813	5.97%	$1,410	0.02%
Consumer	78,645	9.67%	78,626	9.51%	19	0.16%
Total Non-Real Estate Loans	104,868	8.75%	103,439	8.66%	1,429	0.09%

Total All Loans	$591,736	6.17%	$586,420	6.20%	$5,316	-0.03%

Loans: Prior Year Comparison
Average Loan	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$353,573	5.73%	$349,621	5.98%	$3,952	-0.25%
Commercial	131,192	5.63%	138,950	5.82%	(7,758)	-0.19%
	484,765	5.70%	488,571	5.94%	(3,806)	-0.24%

Non-Real Estate Loans
Commercial	$26,211	5.99%	$29,996	6.37%	$(3,785)	-0.38%
Consumer	79,378	9.42%	80,567	9.30%	(1,189)	0.12%
	105,589	8.57%	110,563	8.50%	(4,974)	0.07%

Total All Loans	$590,354	6.21%	$599,134	6.41%	$(8,780)	-0.20%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	06/30/2012	06/30/2012	03/31/2012	03/31/2012	Change	Change	%Balance
(Dollars in Thousands)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$123,851	0.20%	$119,544	0.19%	$ 4,307	0.01%	3.6%
Non-interest bearing Deposits	93,721	0.00%	86,358	0.00%	7,363	0.00%	8.5%
Checking Total	$217,572	0.12%	$205,902	0.11%	$11,670	0.01%	5.7%

Savings Accounts	$196,611	0.33%	$190,365	0.32%	$ 6,246	0.01%	3.3%
Money Market Accounts	52,489	0.25%	53,727	0.25%	(1,238)	0.00%	-2.3%

Total Smart Growth Deposits	$466,672	0.22%	$449,994	0.22%	$16,678	0.00%	3.7%

Time Deposits	$150,537	1.92%	$158,784	2.16%	(8,247)	-0.24%	-5.2%

Total Deposits	$617,209	0.64%	$608,778	0.72%	$8,431	-0.08%	1.4%

FHLB Advances	$123,681	3.27%	$123,665	3.28%	$ 16	-0.01%	0.0%

Total Interest-bearing liabilities	$647,169	1.23%	$646,085	1.31%	$1,084	-0.08%	0.2%

Non-interest bearing Deposits	$93,721	0.00%	$ 86,358	0.00%	$7,363	0.00%	8.5%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	06/30/2012	06/30/2012	06/30/2011	06/30/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$123,851	0.20%	$112,611	0.18%	$ 11,240	0.02%	10.0%
Non-interest bearing Deposits	93,721	0.00%	84,114	0.00%	9,607	0.00%	11.4%
Checking Total	$217,572	0.12%	$196,725	0.10%	$ 20,847	0.02%	10.6%

Savings Accounts	$196,611	0.33%	$190,379	0.38%	$ 6,232	-0.05%	3.3%
Money Market Accounts	52,489	0.25%	55,619	0.27%	(3,130)	-0.02%	-5.6%

Total Smart Growth Deposits	$466,672	0.22%	$442,723	0.24%	$ 23,949	-0.02%	5.4%

Time Deposits	$150,537	1.92%	$171,055	2.33%	(20,518)	-0.41%	-12.0%

Total Deposits	$617,209	0.64%	$613,778	0.82%	$3,431	-0.18%	0.6%

FHLB Advances	$123,681	3.27%	$ 79,879	4.61%	$ 43,802	-1.34%	54.8%

Total Interest-bearing liabilities	$647,169	1.23%	$609,543	1.43%	$ 37,626	-0.20%	6.2%

Non-interest bearing Deposits	$ 93,721	0.00%	$ 84,114	0.00%	$ 9,607	0.00%	11.4%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	03/31/2012	03/31/2012	12/31/2011	12/31/2011	Change	Change	%Balance
(Dollars in Thousands)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$119,544	0.19%	$111,078	0.18%	$ 8,466	0.01%	7.6%
Non-interest bearing Deposits	86,358	0.00%	81,272	0.00%	5,086	0.00%	6.3%
Checking Total	$205,902	0.11%	$192,350	0.11%	$ 13,552	0.00%	7.0%

Savings Accounts	$190,365	0.32%	$186,897	0.31%	$ 3,468	0.01%	1.9%
Money Market Accounts	53,727	0.25%	54,473	0.23%	(746)	0.02%	-1.4%

Total Smart Growth Deposits	$449,994	0.22%	$433,720	0.21%	$ 16,274	0.01%	3.8%

Time Deposits	$158,784	2.16%	$160,656	2.24%	($1,872)	-0.08%	-1.2%

Total Deposits	$608,778	0.72%	$594,376	0.76%	$14,402	-0.04%	2.4%

FHLB Advances	$123,665	3.28%	$120,740	3.15%	$ 2,925	0.13%	2.4%

Total Interest-bearing liabilities	$646,085	1.31%	$633,844	1.31%	$ 12,241	0.00%	1.9%

Non-interest bearing Deposits	$ 86,358	0.00%	$ 81,272	0.00%	$ 5,086	0.00%	6.3%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	03/31/2012	03/31/2012	03/31/2011	03/31/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$119,544	0.19%	$110,357	0.17%	$ 9,187	0.02%	8.3%
Non-interest bearing Deposits	86,358	0.00%	75,893	0.00%	10,465	0.00%	13.8%
Checking Total	$205,902	0.11%	$186,250	0.10%	$19,652	0.01%	10.6%

Savings Accounts	$190,365	0.32%	$176,515	0.55%	$13,850	-0.23%	7.8%
Money Market Accounts	53,727	0.25%	56,670	0.35%	(2,943)	-0.10%	-5.2%

Total Smart Growth Deposits	$449,994	0.22%	$419,435	0.32%	$ 30,559	-0.10%	7.3%

Time Deposits	$158,784	2.16%	$171,229	2.47%	($12,445)	-0.31%	-7.3%

Total Deposits	$608,778	0.72%	$590,664	0.94%	$ 18,114	-0.22%	3.1%

FHLB Advances	$123,665	3.28%	$ 85,550	4.53%	$ 38,115	-1.25%	44.6%

Total Interest-bearing liabilities	$646,085	1.31%	$600,321	1.57%	$ 45,764	-0.26%	7.6%

Non-interest bearing Deposits	$ 86,358	0.00%	$ 75,893	0.00%	$ 10,465	0.00%	13.8%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	12/31/2011	12/31/2011	9/30/2011	9/30/2011	Change	Change	%Balance
(Dollars in Thousands)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$111,078	0.18%	$108,579	0.14%	$ 2,499	0.04%	2.3%
Non-interest bearing Deposits	81,272	0.00%	87,454	0.00%	$ (6,182)	0.00%	-7.1%
Checking Total	$192,350	0.11%	$196,033	0.08%	$ (3,683)	0.03%	-1.9%

Savings Accounts	$186,897	0.31%	$191,840	0.33%	$ (4,943)	-0.02%	-2.6%
Money Market Accounts	54,473	0.23%	54,787	0.30%	(314)	-0.07%	-0.6%

Total Smart Growth Deposits	$433,720	0.21%	$442,660	0.22%	$ (8,940)	-0.01%	-2.0%

Time Deposits	$160,656	2.24%	$165,284	2.25%	$ (4,628)	-0.01%	-2.8%

Total Deposits	$594,376	0.76%	$607,944	0.77%	$(13,568)	-0.01%	-2.2%

FHLB Advances	$120,740	3.15%	$92,514	3.93%	$ 28,226	-0.78%	30.5%

Total Interest-bearing liabilities	$633,844	1.31%	$613,004	1.36%	$ 20,840	-0.05%	3.4%

Non-interest bearing Deposits	$ 81,272	0.00%	$ 87,454	0.00%	$ (6,182)	0.00%	-7.1%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	12/31/2011	12/31/2011	12/31/2010	12/31/2010	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$111,078	0.18%	$105,225	0.18%	$ 5,853	0.00%	5.6%
Non-interest bearing Deposits	81,272	0.00%	73,015	0.00%	8,257	0.00%	11.3%
Checking Total	$192,350	0.11%	$178,240	0.11%	$ 14,110	0.00%	7.9%

Savings Accounts	$186,897	0.31%	$167,291	0.60%	$ 19,606	-0.29%	11.7%
Money Market Accounts	54,473	0.23%	58,559	0.35%	(4,086)	-0.12%	-7.0%

Total Smart Growth Deposits	$433,720	0.21%	$404,090	0.35%	$ 29,630	-0.14%	7.3%

Time Deposits	$160,656	2.24%	$175,947	2.53%	$(15,291)	-0.29%	-8.7%

Total Deposits	$594,376	0.76%	$580,037	1.01%	$ 14,339	-0.25%	2.5%

FHLB Advances	$120,740	3.15%	$ 95,251	4.53%	$ 25,489	-1.38%	26.8%

Total Interest-bearing liabilities	$633,844	1.31%	$602,273	1.69%	$ 31,571	-0.38%	5.2%

Non-interest bearing Deposits	$ 81,272	0.00%	$ 73,015	0.00%	$ 8,257	0.00%	11.3%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	09/30/2011	09/30/2011	06/30/2011	06/30/2011	Change	Change	%Balance
(Dollars in Thousands)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$108,579	0.14%	$112,611	0.18%	$ (4,032)	-0.04%	-3.6%
Non-interest bearing Deposits	87,454	0.00%	84,114	0.00%	3,340	0.00%	4.0%
Checking Total	$196,033	0.08%	$196,725	0.10%	$ (692)	-0.02%	-0.4%

Savings Accounts	$191,840	0.33%	$190,379	0.38%	$ 1,461	-0.05%	0.8%
Money Market Accounts	54,787	0.30%	55,619	0.27%	(832)	0.03%	-1.5%

Total Smart Growth Deposits	$442,660	0.22%	$442,723	0.24%	$ (63)	-0.02%	0.0%

Time Deposits	$165,284	2.25%	$171,055	2.33%	$(5,771)	-0.08%	-3.4%

Total Deposits	$607,944	0.77%	$613,778	0.82%	$(5,834)	-0.05%	-1.0%

FHLB Advances	$ 92,514	3.93%	$ 79,879	4.61%	$12,635	-0.68%	15.8%

Total Interest-bearing liabilities	$613,004	1.36%	$609,543	1.43%	$ 3,461	-0.07%	0.6%

Non-interest bearing Deposits	$ 87,454	0.00%	$ 84,114	0.00%	$ 3,340	0.00%	4.0%

Interest-bearing Liabilities: Average Quarter Balances
Average balances	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$108,579	0.14%	$103,467	0.26%	$ 5,112	-0.12%	4.9%
Non-interest bearing Deposits	87,454	0.00%	66,808	0.00%	20,646	0.00%	30.9%
Checking Total	$196,033	0.08%	$170,275	0.16%	$ 25,758	-0.08%	15.1%

Savings Accounts	$191,840	0.33%	$163,157	0.69%	$ 28,683	-0.36%	17.6%
Money Market Accounts	54,787	0.30%	61,305	0.40%	$ (6,518)	-0.10%	-10.6%

Total Smart Growth Deposits	$442,660	0.22%	$394,737	0.41%	$ 47,923	-0.19%	12.1%

Time Deposits	$165,284	2.25%	$181,517	2.60%	$(16,233)	-0.35%	-8.9%

Total Deposits	$607,944	0.77%	$576,254	1.10%	$ 31,690	-0.33%	5.5%

FHLB Advances	$ 92,514	3.93%	$100,831	4.52%	$ (8,317)	-0.59%	-8.2%

Total Interest-bearing liabilities	$613,004	1.36%	$610,277	1.79%	$ 2,727	-0.43%	0.4%

Non-interest bearing Deposits	$ 87,454	0.00%	$ 66,808	0.00%	$ 20,646	0.00%	30.9%

Quarter-End Loan Quality Details
June 30, 2012	Total			Special
(Dollars In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$ 13,374	$ 4,590	34.3%	$ 741	5.6%	$ 8,043	60.1%
Commercial Construction	11,732	--	0.0%	--	0.0%	11,732	100.0%
Commercial Real Estate	120,988	4,096	3.4%	1,437	1.2%	115,455	95.4%
Commercial Non Real Estate	31,564	164	0.5%	--	0.0%	31,400	99.5%
Total Commercial	$177,658	$ 8,850	5.0%	$2,178	1.2%	$166,630	93.8%

Residential Loans
Residential Construction	$ 8,288	$ --	0.0%	$ 372	4.5%	$ 7,916	95.5%
Residential	398,475	4,725	1.2%	329	0.1%	393,421	98.7%
Total Residential	$406,763	$ 4,725	1.1%	$ 701	0.2%	$401,337	98.7%

Consumer Loans
Mobile Homes	$36,910	$437	1.2%	$--	0.0%	$36,473	98.8%
Consumer Other	41,144	208	0.5%	--	0.0%	$40,936	99.5%
Total Consumer	$78,054	$645	0.8%	$--	0.0%	$77,409	99.2%

Total All Loans	$662,475	$ 14,220	2.2%	$ 2,879	0.4%	$645,376	97.4%

Quarter-End Loan Quality Details
March 31, 2012	Total			Special
(Dollars In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$ 14,378	$ 4,262	29.6%	$ 39	0.3%	$ 10,077	70.1%
Commercial Construction	7,729	656	8.5%	376	4.9%	6,697	86.6%
Commercial Real Estate	119,446	2,111	1.8%	3,488	2.9%	113,847	95.3%
Commercial Non Real Estate	26,773	208	0.8%	127	0.5%	26,438	98.7%
Total Commercial	$168,326	$ 7,237	4.3%	$ 4,030	2.4%	$157,059	93.3%

Residential Loans
Residential Construction	$ 8,538	--	0.0%	--	0.0%	$ 8,538	100.0%
Residential	390,540	4,346	1.1%	333	0.1%	385,861	98.8%
Total Residential	$399,078	$ 4,346	1.1%	$ 333	0.1%	$394,399	98.8%

Consumer Loans
Mobile Homes	$ 36,864	$ 288	0.8%	--	0.0%	$ 36,576	99.2%
Consumer Other	39,057	$ 249	0.6%	--	0.0%	38,808	99.4%
Total Consumer	$ 75,921	$ 537	0.7%	--	0.0%	$ 75,384	99.3%

Total All Loans	$643,325	$ 12,120	1.9%	$ 4,363	0.7%	$626,842	97.4%

Quarter-End Loan Quality Details
December 31, 2011	Total			Special
(Dollars In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$ 15,163	$ 4,629	30.5%	$ 64	0.4%	$ 10,470	69.1%
Commercial Construction	9,068	763	8.4%	379	4.2%	7,926	87.4%
Commercial Real Estate	118,693	1,177	1.0%	4,237	3.6%	113,279	95.4%
Commercial Non Real Estate	27,217	51	0.2%	127	0.5%	27,039	99.3%
Total Commercial	$170,141	$ 6,620	3.9%	$4,807	2.8%	$158,714	93.3%

Residential Loans
Residential Construction	$ 9,589	$ --	0.00%	$ --	0.0%	9,589	100.0%
Residential	377,655	3,889	1.00%	181	0.0%	373,585	99.0%
Total Residential	$387,244	$ 3,889	1.00%	$ 181	0.0%	$383,174	99.0%

Consumer Loans
Mobile Homes	$ 37,494	$ 495	1.3%	$ --	0.0%	$ 36,999	98.7%
Consumer Other	39,545	260	0.7%	-	0.0%	39,285	99.3%
Total Consumer	$ 77,039	$ 755	1.0%	$ --	0.0%	$ 76,284	99.0%

Total All Loans	$634,424	$ 11,264	1.8%	$4,988	0.8%	$618,172	97.4%

Quarter-End Loan Quality Details
September 30, 2011	Total			Special
(Dollars In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$ 15,721	$ 4,792	30.5%	$ 166	1.1%	$ 10,763	68.4%
Commercial Construction	9,473	1,052	11.1%	381	4.0%	8,040	84.9%
Commercial Real Estate	111,558	1,848	1.7%	2,534	2.3%	107,176	96.1%
Commercial Non Real Estate	27,403	58	0.2%	558	2.0%	26,787	97.8%
Total Commercial	$164,155	$ 7,750	4.7%	$ 3,639	2.2%	$152,766	93.1%

Residential Loans
Residential Construction	$ 10,604	$ --	0.0%	$ --	0.0%	$ 10,604	100.0%
Residential	356,950	3,320	0.9%	183	0.1%	353,447	99.0%
Total Residential	$367,554	$ 3,320	0.9%	$ 183	0.1%	$364,051	99.0%

Consumer Loans
Mobile Homes	$ 38,285	$ 379	1.0%	$ --	0.0%	$ 37,906	99.0%
Consumer Other	40,227	248	0.6%	--	0.0%	39,979	99.4%
Total Consumer	$ 78,512	$ 627	0.8%	$ --	0.0%	$ 77,885	99.2%

Total All Loans	$610,221	$11,697	1.9%	$ 3,822	0.6%	$594,702	97.5%